KL Allocation Fund (the “Fund”)
Advisor Class Shares
(Ticker Symbol: GAVAX)
Institutional Class Shares
(Ticker Symbol: GAVIX)

A series of Investment Managers Series Trust

Supplement dated September 19, 2017, to the
Summary Prospectus dated January 1, 2017, as amended.

Effective immediately, the following updates are made to the Fund’s Summary Prospectus.

To clarify that, under normal circumstances, the Fund’s investments in securities of foreign issuers will represent between 40% and 100% of the Fund’s portfolio, the following replaces the first paragraph in the “Principal Investment Strategies” section on page 2 of the Summary Prospectus:

Principal Investment Strategies

The Fund employs an allocation strategy by investing in three asset classes: equity, fixed income and cash or cash equivalents. The proportion the Fund invests in each asset class at any given time depends on analysis of market factors, including economic growth, inflation, credit spreads and relative valuations, by Knowledge Leaders Capital, LLC (the “Advisor”), the Fund’s advisor. At any point, the Fund’s investment in any of the asset classes could be underweight or overweight relative to the following target allocations, based on the Advisor’s discretion. Allocation percentages are measured at the time of purchase.  The Fund may invest in securities of U.S. and foreign issuers.  Under normal circumstances, the Fund’s investments in securities of foreign issuers will represent between 40% and 100% of the Fund’s portfolio.

The minimum market capitalization for companies whose equity securities the Fund focuses on has been reduced from $1 billion to $500 million.  Accordingly, the following replaces the first paragraph of the discussion of “Equity Securities” in the “Principal Investment Strategies” section on page 2 of the Summary Prospectus:

In selecting the Fund’s equity investments, the Advisor focuses on equity securities of U.S. and foreign companies with market capitalizations of over $500 million that the Advisor considers to be “knowledge leader” companies. The Fund may invest in stocks of companies in all industry groups and geographic locations, although the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

Please file this Supplement with your records.